UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under Rule 14a-12

Dresser-Rand Group Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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4)	Date Filed:

West8 Tower

10205 Westheimer Rd, Suite 1000

Houston, TX 77042

Phone: 713-973-5377

Fax: 713-973-5323

Vincent R. Volpe Jr.

CEO & President

September 25, 2014

Dear [Valued Business Partner],

We are pleased to announce that Dresser-Rand and Siemens have entered into an agreement under which Siemens is expected to acquire Dresser-Rand for approximately $7.6 billion in cash.

As you may know, Siemens is a global engineering company based in Munich, Germany, which operates in the Energy, Healthcare, Industry and Infrastructure and City business segments. Siemens shares our strong commitment to innovation and to providing clients with environmentally responsible, high-quality products and service solutions.

We believe the merger, upon consummation, will be a winning combination for our business partners as Dresser-Rand and Siemens have complementary strengths in the energy industry and other verticals. As part of the merger, Dresser-Rand’s product and services offerings will be enhanced by the inclusion of centrifugal compressors and other products presently being offered separately by Siemens. We believe that this expanded range of mission critical rotating equipment solutions and aftermarket services will enhance future opportunities for both Dresser-Rand and our business partners.

In addition to nominating Dresser-Rand as its “Oil and Gas Company”, Siemens has also expressed its desire for our leadership team to continue to serve as the Company’s stewards. Hence, we believe that beyond the expanded offerings of products and services, you may expect to continue to deal with the same brand name, the people that are in contact with you today and continued access to our leadership team.

We expect the transaction to be completed in the summer of 2015. Until then, Dresser-Rand and Siemens will continue to operate as independent companies and the recent announcement will have no impact on our day-to-day operations or the way you do business with Dresser-Rand. When the transaction closes, as explained above, we expect a seamless transition.

Your company has been an important contributor to Dresser-Rand’s success, and we hope you share our enthusiasm about this exciting transaction as we move into the next chapter of our company’s history. We thank you for your continued support.

Very Truly,

Vincent R. Volpe Jr.

CEO & President

Additional Information and Where to Find It

In connection with the proposed transaction with Siemens, Dresser-Rand Group Inc. (the “Company”) will file with the U.S. Securities and Exchange Commission (the “SEC”) and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents that the Company files with the SEC (when available) from the SEC’s website at www.sec.gov and the Company’s website at www.dresser-rand.com. In addition, the proxy statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to Dresser-Rand Group Inc., Investor Relations, West8 Tower, Suite 1000, 10205 Westheimer Road, Houston, Texas 77042, 713-973-5497.

Participants in Solicitation

The Company and its directors, executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed acquisition of the Company by Siemens. Security holders may obtain information regarding the names, affiliations and interests of such individuals in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, and its definitive proxy statement for the 2014 annual meeting of stockholders. Additional information regarding the interests of such individuals in the proposed acquisition of the Company by Siemens will be included in the proxy statement relating to such acquisition when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at www.dresser-rand.com.

Forward Looking Statements

Any statements in this communication about the Company’s expectations, beliefs, plans, objectives, prospects, financial condition, assumptions or future events or performance, including statements regarding the proposed acquisition of the Company by Siemens, the expected timetable for completing the transaction, benefits and synergies of the transaction and future opportunities for the combined company that are not historical facts are forward-looking statements. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Reform Act of 1995. In some cases, forward-looking statements can be identified by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “outlook,” “guidance” and similar expressions, although not all forward-looking statements contain these words. The forward-looking information and statements are or may be based on a series of projections and estimates and involve risks and uncertainties. These risks and uncertainties include such factors as: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (2) the failure to obtain the approval of the Company’s stockholders or the failure to satisfy any of the other closing conditions, (3) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction and (4) the effect of the announcement of the transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally. Additional risks are described under Item 1A, “Risk Factors,” in the Company’s periodic filings with the SEC, including the Company’s annual report on Form 10-K for the year ended December 31, 2013 and recent current reports on Form 8-K. Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements made by the Company, you should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date of this communication, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after such date.

West8 Tower

10205 Westheimer Rd, Suite 1000

Houston, TX 77042

Phone: 713-973-5377

Fax: 713-973-5323

Vincent R. Volpe Jr.

CEO & President

September 24, 2014

Dear [Customer],

We are pleased to announce that Dresser-Rand and Siemens have entered into an agreement under which Siemens is expected to acquire Dresser-Rand for approximately $7.6 billion in cash.

As you may know, Siemens is a global engineering company based in Munich, Germany, which operates in the Energy, Healthcare, Industry and Infrastructure and City business segments. Siemens shares our strong commitment to innovation and to providing clients with environmentally responsible, high-quality products and service solutions.

We believe the merger, upon consummation, will be a winning combination for our clients as Dresser-Rand and Siemens have complementary strengths in the energy industry and other verticals, and Dresser-Rand will be maintained as the Company that serves you. As part of the merger, Dresser-Rand’s product and services offerings will be enhanced by the inclusion of centrifugal compressors and other products presently being offered separately by Siemens. We believe that this expanded range of mission critical rotating equipment solutions and aftermarket services will enhance the value proposition for you, our valued clients.

In addition to nominating Dresser-Rand as its “Oil and Gas Company”, Siemens has also expressed its desire for our leadership team to continue to serve as the Company’s stewards. Hence, we believe that beyond the expanded offerings of products and services, you may expect to continue to deal with the same brand name, the people that are serving you today and continued access to our leadership team.

We expect the transaction to be completed in the summer of 2015. Until then, Dresser-Rand and Siemens will continue to operate as independent companies and the recent announcement will have no impact on our day-to-day operations or the way you do business with Dresser-Rand. When the transaction closes, as explained above, we expect a seamless transition.

Our relationship with you is of paramount importance to all of us at Dresser-Rand, and we will keep you updated as we move forward. If you have any questions, please reach out to your Dresser-Rand representative.

We look forward to building on our partnership and thank you for your continued support.

Sincerely,

Vincent R. Volpe Jr.

CEO& President

Additional Information and Where to Find It

In connection with the proposed transaction with Siemens, Dresser-Rand Group Inc. (the “Company”) will file with the U.S. Securities and Exchange Commission (the “SEC”) and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents that the Company files with the SEC (when available) from the SEC’s website at www.sec.gov and the Company’s website at www.dresser-rand.com. In addition, the proxy statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to Dresser-Rand Group Inc., Investor Relations, West8 Tower, Suite 1000, 10205 Westheimer Road, Houston, Texas 77042, 713-973-5497.

Participants in Solicitation

The Company and its directors, executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed acquisition of the Company by Siemens. Security holders may obtain information regarding the names, affiliations and interests of such individuals in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, and its definitive proxy statement for the 2014 annual meeting of stockholders. Additional information regarding the interests of such individuals in the proposed acquisition of the Company by Siemens will be included in the proxy statement relating to such acquisition when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at www.dresser-rand.com.

Forward Looking Statements

Any statements in this communication about the Company’s expectations, beliefs, plans, objectives, prospects, financial condition, assumptions or future events or performance, including statements regarding the proposed acquisition of the Company by Siemens, the expected timetable for completing the transaction, benefits and synergies of the transaction and future opportunities for the combined company that are not historical facts are forward-looking statements. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Reform Act of 1995. In some cases, forward-looking statements can be identified by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “outlook,” “guidance” and similar expressions, although not all forward-looking statements contain these words. The forward-looking information and statements are or may be based on a series of projections and estimates and involve risks and uncertainties. These risks and uncertainties include such factors as: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (2) the failure to obtain the approval of the Company’s stockholders or the failure to satisfy any of the other closing conditions, (3) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction and (4) the effect of the announcement of the transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally. Additional risks are described under Item 1A, “Risk Factors,” in the Company’s periodic filings with the SEC, including the Company’s annual report on Form 10-K for the year ended December 31, 2013 and recent current reports on Form 8-K. Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements made by the Company, you should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date of this communication, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after such date.